                                                                   EXHIBIT 10.15

                         REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of April 21, 1997, is by and among NASHVILLE COUNTRY CLUB, INC., a Tennessee corporation (the "Company"), and the other parties identified on the signature pages hereto (the "Signatory Holders").

         This Agreement is made pursuant to that certain Merger Agreement, dated as of April 21, 1997, by and among the Company and the other parties identified therein (the "Merger Agreement"). The execution of this Agreement is a condition to the closing of the transactions contemplated by the Merger Agreement.

         1. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         "Closing Date" shall have the meaning ascribed to such term in the Merger Agreement.

         "Commission" means the Securities and Exchange Commission.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Holder" means each registered or beneficial holder of Registrable Securities.

         "NCCI Common Stock" shall have the meaning ascribed to such term in the Merger Agreement.

         "Person" means a corporation, an association, a partnership, an organization, a business, an individual, a trustee or custodian acting in a fiduciary capacity, a governmental or political subdivision thereof or a governmental agency.

         "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 2, excluding underwriting discounts and commissions.

         "Registrable Securities" means the Shares and any securities of the Company issued with respect to the Shares by way of a dividend, stock split or other distribution or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) such securities shall have been sold as permitted by Rule 144 or Rule 144A (or any successor provisions) under the Securities Act, or (c) such securities shall have ceased to be outstanding.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Shares" means the shares of NCCI Common Stock issued to the Signatory Holders pursuant to the Merger Agreement.

         "Signatory Holder" means each Person that is a party hereto and whose name appears on the signature page hereof.

         2.      Registration Under the Securities Act, Etc.

         2.1 Shelf Registration. The Company shall file one or more "shelf" registration statements with respect to all of the Registrable Securities on an appropriate form pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission (the "Shelf Registration"), and shall use its best efforts to have the Shelf Registration declared effective no later than 12 months after the Closing Date and to keep the Shelf Registration with respect to the Registrable Securities continuously effective for a period of the later of (a) 12 months following the date on which the Shelf Registration is declared effective and (b) 24 months following the Closing Date; provided, however, that if for any reason the effectiveness of the Shelf Registration is suspended, such period shall be extended by the aggregate number of days of each such suspension period; and provided, further, that the effectiveness of the Shelf Registration may be terminated earlier if and to the extent that all of the Registrable Securities registered therein cease to be Registrable Securities in accordance with the terms hereof. The Company agrees, if necessary, to supplement or amend any Shelf Registration, as required by the registration form utilized by the Company or by the instructions applicable to such registration form or by the Securities Act and the Company agrees to furnish to the holders of the Registrable Securities copies of any such supplement or amendment prior to its being used. The Company agrees to pay all Registration Expenses in connection with the Shelf Registration, whether or not it becomes effective.

         2.2     Piggyback Registrations.

                 (a) Right to Piggyback. If at any time the Company proposes to file a registration statement under the Securities Act (except on Form S-4, Form S-8 or any successor forms thereto), whether or not for its own account, then the Company shall give written notice of such proposed filing to the Holders at least thirty days before the anticipated filing date (the "Piggyback Notice"). The Piggyback Notice shall offer such Holders the opportunity to register such amount of Registrable Securities as each such Holder may request (a "Piggyback Registration"). Subject to Section 2.2(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities requested to be included in the registration for such offering. The Holders shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

                 (b) Priority on Piggyback Registrations. In connection with any proposed underwritten offering with respect to which Section 2.2(a) shall apply, the Company shall cause the managing underwriters of such offering to permit the Holders requested to be included in the registration for such offering to include all such Registrable Securities on





REGISTRATION RIGHTS AGREEMENT - Page 2
         the same terms and conditions as any similar securities, if any, of the Company or any selling securityholder included therein. Notwithstanding the foregoing, if the managing underwriters of such underwritten offering determine in good faith that the total number of securities that such Holders, the Company, and any other persons having rights to participate in such registration propose to include in such offering is such as to materially and adversely affect the success of such offering, then the securities to be offered for the account of all Holders shall be reduced or limited pro rata in proportion to the respective dollar amounts of securities owned to the extent necessary to reduce the total number of securities to be included in such offering to the amount recommended by such managing underwriters.

         2.3     Hold-Back Agreements.

                 (a) Restrictions on Public Sale by Holders of Registrable Securities. Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to
         Section 2.2 hereof agrees, if requested (pursuant to a timely written notice) by the managing underwriters in an underwritten offering, not to effect any public sale or distribution of any of the Company's securities, including a sale pursuant to Rule 144 or Rule 144A (except as part of such underwritten offering), during the period beginning 10 days prior to, and ending 180 days after (or such shorter period as may be agreed to by any managing underwriter of an underwritten offering effected pursuant to Section 2.2), the closing date of each underwritten offering made pursuant to such registration statement.

                 (b) Restrictions on Public Sale by the Company and Others. The Company agrees (i) without the written consent of the managing underwriters in an underwritten offering of Registrable Securities covered by a Registration Statement filed pursuant to
         Section 2.1 or 2.2 hereof, not to effect any public or private sale or distribution of its securities, including a sale pursuant to Regulation D under the Securities Act, during the period beginning 10 days prior to, and ending 180 days after (or such shorter period as may be agreed to by any managing underwriter of an underwritten offering effected pursuant to Section 2.1 or 2.2), the closing date of each underwritten offering made pursuant to such Registration Statement (except on Forms S-4 or S-8 or any successor forms to such forms); (provided, however, that such period shall be extended by the number of days from and including the date of the giving of any notice pursuant to Section 2.4(g)(i) hereof to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 2.4(g)(i) hereof), and (ii) to use its best efforts to cause each holder of its securities purchased from the Company at any time on or after the date of this Agreement (other than securities purchased in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such periods, including a sale pursuant to Rule 144 or Rule 144A.





REGISTRATION RIGHTS AGREEMENT - Page 3

         2.4 Registration Procedures. If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, the Company will as expeditiously as possible:

                 (a) furnish to the Holders of the Registrable Securities covered by such registration statement, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such holders, their counsel and such underwriters, if any, and the Company shall not file any such registration statement or prospectus or any amendments or supplements thereto (including such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein) to which the holders of a majority of the Registrable Securities covered by such registration statement, their counsel, or the managing underwriters, if any, shall reasonably object, in writing, on a timely basis;

                 (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities covered by such registration statement for such period as shall be required;

                 (c) furnish to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

                 (d) (x) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such states of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, and to notify the sellers of Registrable Securities of the jurisdictions in which the securities have been qualified or registered, (y) keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                 (e) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the





REGISTRATION RIGHTS AGREEMENT - Page 4

         Company and counsel to the sellers to enable the sellers to consummate the disposition of such Registrable Securities;

                 (f) use its best efforts to furnish to each seller of Registrable Securities a signed counterpart of a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities and dated the date such comfort letters are customarily dated;

                 (g) notify in writing each seller of Registrable Securities at any time when a prospectus relating to Registrable Securities covered by such registration statement is required to be delivered under the Securities Act, (i) upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare, cause to be filed with and declared effective by the Commission (if required), and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a registration statement or related prospectus covering Registrable Securities or for additional information relating thereto, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement covering Registrable Securities or the initiation of any proceedings for that purpose, or (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose;

                 (h) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

                 (i) otherwise comply with all material applicable rules and regulations of the Commission and promptly furnish to each seller of Registrable Securities a copy of any amendment or supplement to such registration statement or prospectus;





REGISTRATION RIGHTS AGREEMENT - Page 5

                 (j) enter into customary agreements (including an underwriting agreement containing representations and warranties, conditions to closing and indemnification and contribution obligations in customary form), use its best efforts to obtain any necessary consents, including without limitation any necessary consents of the Company's lenders, in connection with any proposed registration and sale of Registrable Securities;

                 (k) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration;

                 (l) use its best efforts to (i) list all Registrable Securities covered by such registration statement on any national securities exchange on which Registrable Securities of the same class covered by such registration statement are then listed or (ii) seek the authority for such Registrable Securities to be quoted on The Nasdaq National Market if the securities so qualify;

                 (m) cooperate with the sellers of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or sellers may request at least two business days prior to any sale of Registrable Securities;

                 (n) prior to the effective date of the first Registration Statement relating to any issue of Registrable Securities, use its best efforts to provide CUSIP numbers for such Registrable Securities; and

                 (o) take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing. However, no seller of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or any underwriter other than customary representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation concerning such holder or such holder's Registrable Securities required by law.

         Each seller of Registrable Securities agrees that upon receipt of any written notice from the Company of the happening of any event of the kind described in subdivision (g) of this Section 2.4, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by





REGISTRATION RIGHTS AGREEMENT - Page 6
subdivision (g) of this Section 2.4 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

         2.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement the opportunity to review such registration statement, each prospectus included therein or filed with the Commission, and, to the extent practicable, each amendment thereof or supplement thereto, and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders, to conduct a reasonable investigation within the meaning of the Securities Act.

         2.6     Indemnification.

                 (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Sections
         2.1 and 2.2, each seller of any Registrable Securities covered by such registration statement, its directors, officers, partners, agents and affiliates and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and, subject to Section 2.6(c), the Company will reimburse any such seller and each such director, officer, partner, agent or affiliate, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such seller specifically stating that it is for use in the





REGISTRATION RIGHTS AGREEMENT - Page 7
         preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such seller, or any such director, officer, partner, agent or affiliate or controlling person and shall survive the transfer of such securities by such seller.

                 (b) Indemnification by the Selling Holders. As a condition to including any Registrable Securities in any registration statement, the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.6) the Company, and each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through any instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

                 (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of written notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party the indemnifying party shall be entitled to participate in and, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with one counsel reasonably satisfactory to such indemnified party and all other indemnified parties that may be represented without conflict by one counsel, and after written notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional





REGISTRATION RIGHTS AGREEMENT - Page 8
         term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                 (d) Contribution. If the indemnification provided for in this Section 2.6 shall for any reason be held by a court to be unavailable to an indemnified party under subparagraph (a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under subparagraph (a) or (b) hereof, the indemnified party and the indemnifying party under subparagraph (a) or (b) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement which resulted in such loss, claims, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective sellers from the offering of the securities sold pursuant to such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such prospective sellers' obligations to contribute as provided in this subparagraph (d) are several in proportion to the relative value of their respective Registrable Securities sold pursuant to such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

                 (e) Other Indemnification. Indemnification and contribution similar to that specified in the preceding subdivisions of this Section 2.6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

                 (f) Indemnification Payments. The indemnification and contribution required by this Section 2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         2.7     Certain Other Agreements.

                 (a) The Company will not hereafter enter into any agreement which would permit the registration of any securities to the exclusion of any portion of the Registrable Securities, unless such exclusion is first waived in writing by the holders of more than 50% of the Registrable Securities then outstanding.





REGISTRATION RIGHTS AGREEMENT - Page 9

                 (b) The Company will not effect or permit to occur, any combination or subdivision of Registrable Securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in any registration of its securities contemplated by this Section 2 or the marketability of such Registrable Securities under any such registration.

                 (c) Each Signatory Holder agrees to not sell, assign, convey, encumber or otherwise transfer shares of NCCI Common Stock acquired pursuant to the Merger Agreement for a period of one year following the Closing Date.

         2.8 Certain Rights If Named in a Registration Statement. If any statement contained in a registration statement under the Securities Act refers to a holder of Registrable Securities by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require the insertion therein of language, in form and substance reasonably satisfactory to such holder, to the effect that the holding by such holder of such securities does not necessarily make such holder a "controlling person" of the Company within the meaning of the Securities Act.

         3. Rule 144 and Rule 144A. The Company shall take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 and Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission including, without limiting the generality of the foregoing, keeping effective the registration of the NCCI Common Stock under the Exchange Act and filing on a timely basis all reports required to be filed by the Exchange Act. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

         4. Amendments and Waivers. This Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, in each of the foregoing cases only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of at least a majority of the Registrable Securities at the time of such consent. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a registration statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

         5. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the holder of such Registrable





REGISTRATION RIGHTS AGREEMENT - Page 10

Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

         6. Notices. All communications provided for hereunder shall be sent by postage prepaid first-class mail, receipted courier service or facsimile telecommunication, shall be deemed to be received three days after being sent, or, if earlier, the date of actual receipt at the indicated address, and shall be addressed as follows:

                 (a) if to a Signatory Holder or any transferee of Registrable Securities, addressed to such person(s) at such address as shown on stock ledger of the Company;

                 (b) if to the Company, addressed to it at its principal executive office or at such other address as the Company shall have furnished to each holder of Registrable Securities at the time outstanding.

         7. Assignment; Calculation of Percentage Interests in Registrable Securities.

                 (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, including any Person to whom Registrable Securities are transferred; provided that the securities so transferred continue to be considered Registrable Securities in the hands of such Person.

                 (b) For purposes of this Agreement, all references to a percentage of the Registrable Securities shall be calculated based upon the number of shares held by those holders needed to be included for purposes of such calculation.

         8. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

         9. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of Tennessee.

         10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

         11. Third Party Beneficiaries. This Agreement is intended to be for the benefit of all Holders, whether or not a direct party hereto, and each Holder shall be entitled to enforce the provisions hereof against the Company as if such Holder were a Signatory Holder and in direct





REGISTRATION RIGHTS AGREEMENT - Page 11
privity with the Company. The Company hereby waives any and all defenses of lack of privity in connection with any claims or actions brought by any Holder which is not a Signatory Holder arising from any purported breach or violation of this Agreement.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]





REGISTRATION RIGHTS AGREEMENT - Page 12

         IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Agreement.


                                        NASHVILLE COUNTRY CLUB, INC.,
                                        a Tennessee corporation


                                        By: /s/ Thomas Jackson Weaver III
                                           ----------------------------------
                                                Thomas Jackson Weaver III
                                                President




                                           /s/ Robert E. Geddes
                                           ----------------------------------
                                           Robert E. Geddes




                                           /s/ Greg M. Janese
                                           ----------------------------------
                                           Greg M. Janese




                                           /s/ Thomas Miserendino
                                           ----------------------------------
                                           Thomas Miserendino




                                           /s/ Brian F. Murphy
                                           ----------------------------------
                                           Brian F. Murphy




                                           /s/ Marc W. Oswald
                                           ----------------------------------
                                           Marc W. Oswald





REGISTRATION RIGHTS AGREEMENT - Page 13